Exhibit 10.25 (a)

AMENDMENT No. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT

        THIS AMENDMENT is made to the EMPLOYMENT AGREEMENT dated as of the 1st day of February 2005, by and between, AspenBio Pharma, .Inc., (formerly AspenBio, Inc.) a Colorado corporation (the “Employer” or “Company”) and Richard G. Donnelly (the “Executive”).

        WHEREAS, the Company and the Executive had entered into the Employment Agreement, originally effective as of February 1, 2005, and.

        WHEREAS, the parties now desire to amend certain provisions of the Employment Agreement with this Amendment, and.

        WHEREAS, this Amendment is executed as of January 24, 2007 to be effective as of February 1, 2007.

        NOW THEREFORE IN EXCHANGE FOR MUTUAL CONSIDERATION, the parties agree to amend to following Articles and Sections of the Employment Agreement.

        Article 1, Section 1.1 shall be amended to provide for an initial term of two years from the effective date of February 1, 2007.

        Article 3, Section 3.1, shall be amended to provide for a base annual salary of $225,000.

        Article 3, Section 3.4 shall be deleted in its entirety and replaced with the following:

3.4 Employee Stock Award. Upon execution of this Amendment, Executive shall be granted 25,000 shares of restricted common stock of the Company. Such shares shall be valued at $2.96 per share, the market price on the date of execution. Executive shall be responsible for all federal and state personal income taxes associated with this award.

        Article 5, Section 5.4 sub paragraph 4, shall be amended to substitute 180 days for the 135 days in the Employment Agreement.

        All other provisions and terms of the Employment Agreement shall remain unaffected by this amendment.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, Employer and Employee enter into this Amendment to Executive Employment Agreement dated as of January 24, 2007 to be effective as of the date first set forth above.

AspenBio Pharma, Inc. - "EMPLOYER"

By  /s/ Jeffrey McGonegal
Name  Jeffrey McGonegal
Title  Chief Financial Officer

Richard G. Donnelly - "EXECUTIVE"

Signed  \s\ Richard G. Donnelly
Richard G. Donnelly, Individually